Debt and Equity Transactions (Unaudited) Debt (Tables)	3 Months Ended
Mar. 31, 2016
Debt Instrument [Line Items]
Schedule of Debt [Table Text Block]
The components of debt follow:

	March 31, 2016	December 31, 2015
Term Loan	$3,011	$3,032
Revolving credit facility	480	—
Lines of credit	332	442
Cerro Verde credit facility	1,783	1,781
Cerro Verde shareholder loans	261	259
Senior notes and debentures:
Issued by FCX	11,911	11,908
Issued by Freeport-McMoRan Oil & Gas LLC (FM O&G LLC)	2,532	2,539
Issued by FMC	359	359
Other (including equipment capital leases and other short-term borrowings)	108	108
Total debt[a]	20,777	20,428
Less current portion of debt	(1,139)	(649)
Long-term debt	$19,638	$19,779

a.
Includes additions for unamortized fair value adjustments totaling $203 million at March 31, 2016, and $210 million at December 31, 2015, and net reductions for unamortized debt issuance costs and unamortized discounts of $130 million at March 31, 2016, and $129 million at December 31, 2015.